SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     March 12, 2003

LODGENET ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release
EX-99.2 PowerPoint Slides

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued March 12, 2003.

99.2	PowerPoint Slides

Item 9. Regulation FD Disclosure.

LodgeNet Entertainment Corporation issued a press release on March 12, 2003, a copy of which is attached as Exhibit 99.1. The press release discloses that LodgeNet intends to moderate its capital investment levels by $1.5 to $2.0 million from its original guidance of $17.0 million in the second quarter of this year, based on adjustments related to the current operating environment. In the release, LodgeNet reaffirmed its first quarter financial guidance.

The press release was issued in connection with LodgeNet’s participation in the Janco Partners Media & Telecommunications Conference. At this conference, LodgeNet presented a PowerPoint slide presentation that is attached as Exhibit 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION

Date: March 12, 2003	By	/s/ Scott C. Petersen Scott C. Petersen

	Its	President and Chief Executive Officer

2

EXHIBIT INDEX

99.1	Press Release issued March 12, 2003.

99.2	PowerPoint Slides.